SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  November 26, 2002
                                                  ------------------


                     FIRST LITCHFIELD FINANCIAL CORPORATION
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               (Exact name of Registrant as Specified in Charter)

       Delaware                          0-28815                 06-1241321
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(State or other Jurisdiction      (Commission File Number)      (IRS Employer
    of Incorporation)                                        Identification No.)



13 North Street, Litchfield, Connecticut                             06759
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(Address of Principal Executive Offices)                           (Zip Code)



Registrant's telephone number, including area code:   (860) 567-8752
                                                      ---------------


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report









Form 8-K, Current Report
First Litchfield Financial Corporation


Item 5.      Other Events.
             -------------

             A. Cash Dividend.
                --------------

             The Board of Directors of First Litchfield Financial Corporation (the "Company") declared a $0.10 per share quarterly cash dividend at their November 26, 2002 Board Meeting.

             The quarterly cash dividend will be paid on January 27, 2003 to stockholders of record as of January 6, 2003.

             B. Stock Dividend.
                ---------------

             The Board of Directors of the Company declared a 5% stock dividend at their November 26, 2002 Board Meeting.

           The stock dividend will be paid on December 31, 2002 to stockholders of record as of December 13, 2002.

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated:  November 26, 2002                FIRST LITCHFIELD FINANCIAL CORPORATION



                                       By  /s/ Joseph J. Greco
                                           -------------------------------------
                                           Joseph J. Greco
                                           President and Chief Executive Officer